Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report on Form 10-K of Keane, Inc. for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John J. Leahy Senior Vice President of Finance and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  1.
  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
  2.
  the information contained in the Report fairly presents, in all material respects, our financial condition and results of operation.

Date: March 15, 2004	/s/ JOHN J. LEAHY John J. Leahy Senior Vice President of Finance and Administration and Chief Financial Officer